Derivative liabilities	12 Months Ended
Dec. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
Derivative liabilities	Derivative liabilities
The Group signed multiple Power Purchase Agreements (PPAs) during the years ended December 31, 2023 and December 31, 2022 for the purchase of electricity from renewable sources in the Netherlands and Germany, to secure a long-term supply of green electricity to its charging equipment. These agreements are "buy-as-produced" contracts, have duration of 5 to 11 years and set a fixed price of the renewable electricity for the whole duration of agreements. The expected contractual volumes of renewable electricity were determined based on the historical production profiles of the local comparable facilities.
During the year ended December 31, 2023 two renewable facilities were commissioned, the remaining facilities are in construction with the expected commissioning dates in 2024-2025. The actual coverage of the total electricity consumption with the supply from PPAs during the year ended December 31, 2023 and the expected coverage over the duration of the PPAs are disclosed in Note 33.
As discussed in Note 3.1.3 the German PPAs and some PPAs in the Netherlands entered into in the year ended December 31, 2023 meet the “own use” criteria in IFRS 9 and accounted for as executory contracts. However, the renewable electricity supplied by the remaining PPAs in the Netherlands do not meet the “own use” exemption in IFRS 9 and recognized as such as derivative liabilities.
The derivative liabilities relating to PPAs had a nil fair value at inception. The methodology and main inputs to the fair value model at inception and as at December 31, 2023 are further described in Note 32.